UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2006

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 10, 2006, Huntington Bancshares Incorporated (Huntington) announced that the Federal Reserve Bank of Cleveland notified Huntington’s board of directors that Huntington has totally satisfied the provisions of the written agreement dated February 28, 2005, and that the Federal Reserve Bank of Cleveland, under delegated authority of the Board of Governors of the Federal Reserve System, has terminated the written agreement effective May 10, 2006. The agreement was previously filed as Exhibit 99.3 to Huntington's Current Report on Form 8-K, dated March 1, 2005, and filed with the Securities Exchange Commission on March 2, 2005, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The exhibits referenced below shall be treated as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(c) Exhibits

Exhibit 99.1 - News release of Huntington, dated May 10, 2006.

Exhibit 99.2 - Written agreement between Huntington and the Federal Reserve Bank of Cleveland, dated February 28, 2005 (incorporated by reference as Exhibit 99.3 to Huntington's Current Report on Form 8-K, dated March 1, 2005, and filed with the Securities Exchange Commission on March 2, 2005).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

May 11, 2006	By:	Donald R. Kimble

Name: Donald R. Kimble
Title: Chief Financial Officer and Controller

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Exhibit Index

Exhibit No.	Description

99.1	News release of Huntington, dated May 10, 2006.